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                                                                    EXHIBIT 23.2


Consent of Independent Certified Public Accountants

As independent certified public accountants, we hereby consent to the incorporation of our report, included in this Form 8-K, into the Company's previously filed Registration Statement File nos. 333-80591, 333-42477, 333-36098, 333-51811, 333-77659, and 333-33738.

                                               /s/ ARTHUR ANDERSEN LLP

Tampa, Florida,
May 14, 2001